Exhibit 99.1

(1)          On February 14, 2011, AP Charter Holdings, L.P. (“AP Charter”) completed a reorganization in which, among other things: (a) AP Charter formed a new, wholly-owned subsidiary, AP Charter Holdings (Sub), LLC (“AP Charter Sub”), to which AP Charter contributed 30,621,376 shares of the Class A common stock, par value $0.001 (the “Common Stock”) of Charter Communications, Inc. (the “Issuer”); (b) AP Charter distributed 1,332,405 shares of Common Stock, and warrants for the purchase of shares of Common Stock (“Warrants”) exercisable for 30,213 shares of Common Stock, to AAA Co-Invest VI BC, Ltd. (“AAA VI”), and 904,967 shares of Common Stock, and Warrants exercisable for 20,521 shares of Common Stock, to AAA Co-Invest VII BC, Ltd. (“AAA VII”), each of which were limited partners of AP Charter; and (c) Apollo Advisors VI, L.P. (“Advisors VI”) and Apollo Advisors VII, L.P. (“Advisors VII”) became general partners of AP Charter, in substitution for AP Charter Holdings GP, LLC (“AP Charter GP”), the former general partner of AP Charter (collectively, the “Reorganization”).  As a result of the Reorganization, AP Charter GP, Apollo Management VI, L.P., Apollo Management VII, L.P., AIF VI Management, LLC, AIF VII Management, LLC, Apollo Management, L.P. and Apollo Management GP, LLC ceased to beneficially own any shares of the Issuer’s Common Stock or any of the Issuer’s Warrants.  Except for the transfer of shares of Common Stock and Warrants that were made in connection with the Reorganization as described above, none of the reporting persons has acquired or disposed of any shares of Common Stock or any Warrants of the Issuer.

Following the transfers of such shares of Common Stock and Warrants, AP Charter Sub, Red Bird, L.P. (“Red Bird”), Blue Bird, L.P. (“Blue Bird”), Green Bird, L.P. (“Green Bird”), AAA VI, AAA VII and AP Charter held an aggregate of 34,759,665 shares of Common Stock and Warrants exercisable for the purchase of 931,368 shares of Common Stock, of which (i) 30,621,376 shares of Common Stock are held of record by AP Charter Sub; (ii) 1,264,996 shares of Common Stock and Warrants exercisable for 121,370 shares of Common Stock are held of record by Red Bird; (iii) 450,653 shares of Common Stock and Warrants exercisable for 45,243 shares of Common Stock are held of record by Blue Bird; (iv) 185,268 shares of Common Stock and Warrants exercisable for 19,661 shares of Common Stock are held of record by Green Bird; (v) 1,332,405 shares of Common Stock and Warrants exercisable for 30,213 shares of Common Stock are held of record by AAA VI; (vi) 904,967 shares of Common Stock and Warrants exercisable for 20,521 shares of Common Stock are held of record by AAA VII; and (vii) Warrants exercisable for 694,360 shares of Common Stock are held of record by AP Charter.

AP Charter is the sole member and manager of AP Charter Sub.  Advisors VI and Advisors VII serve as the general partners of AP Charter.  Apollo Capital Management VI, LLC (“ACM VI”) serves as the general partner of Advisors VI, and Apollo Capital Management VII, LLC (“ACM VII”) serves as the general partner of Advisors VII.  Apollo Principal Holdings I, L.P. (“Principal I”) is the sole member and manager of each of ACM VI and ACM VII.  Apollo Principal Holdings I GP, LLC (“Principal I GP”) serves as the general partner of Principal I.

Red Bird GP, Ltd. (“Red Bird GP”) is the general partner of Red Bird, Blue Bird GP, Ltd. (“Blue Bird GP”) is the general partner of Blue Bird, and Green Bird GP, Ltd. (“Green Bird GP”) is the general partner of Green Bird.  AAA Guarantor — Co-Invest VI, L.P. (“AAA Guarantor VI”) is the sole shareholder of AAA VI, and AAA Guarantor — Co-Invest VII, L.P. (“AAA Guarantor VII”) is the sole shareholder of AAA VII.

Apollo SVF Management, L.P. (“SVF Management”) is the director of each of Red Bird GP and Blue Bird GP, and Apollo Value Management, L.P. (“Value Management”) is the director of Green Bird

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GP.  The general partner of SVF Management is Apollo SVF Management GP, LLC (“SVF Management GP”), and the general partner of Value Management is Apollo Value Management GP, LLC (“Value Management GP”).  Apollo Capital Management, L.P. (“Capital Management”) is the sole member and manager of each of SVF Management GP and Value Management GP.  The general partner of Capital Management is Apollo Capital Management GP, LLC (“Capital Management GP”).

The sole shareholder of Red Bird GP is Apollo SOMA Advisors, L.P. (“SOMA Advisors”), the sole shareholder of Blue Bird GP is Apollo SVF Advisors, L.P. (“SVF Advisors”), and the sole shareholder of Green Bird GP is Apollo Value Advisors, L.P. (“Value Advisors”).  The general partner of SOMA Advisors is Apollo SOMA Capital Management, LLC (“SOMA Capital Management”), the general partner of SVF Advisors is Apollo SVF Capital Management, LLC (“SVF Capital Management”), and the general partner of Value Advisors is Apollo Value Capital Management, LLC (“Value Capital Management”).  Apollo Principal Holdings II, L.P. (“Principal II”) is the sole member and manager of each of SOMA Capital Management, SVF Capital Management and Value Capital Management.  Apollo Principal Holdings II GP, LLC (“Principal Holdings GP”) is the general partner of Principal II.

AAA MIP Limited (“AAA MIP”) is the general partner of each of AAA Guarantor VI and AAA Guarantor VII.  Apollo Alternative Assets, L.P. (“Alternative Assets”) provides management services to AAA MIP.  Apollo International Management, L.P. (“Intl Management”) is the managing general partner of Alternative Assets, and Apollo International Management GP, LLC (“International GP”) is the general partner of Intl Management.

Apollo Management Holdings, L.P. (“Management Holdings”) is the sole member and manager of each of Capital Management GP and International GP, and Apollo Management Holdings GP, LLC (“Management Holdings GP”) is the general partner of Management Holdings.  Leon Black, Joshua Harris and Marc Rowan are the principal executive officers and managers of Principal I GP, Principal II GP and Management Holdings GP.

Neither AP Charter Sub or AP Charter has any voting or dispositive power over the shares of Common Stock or the Warrants held of record by any of Red Bird, Blue Bird, Green Bird, AAA VI or AAA VII, respectively, none of Red Bird, Blue Bird, Green Bird, AAA VI or AAA VII have any voting or dispositive power over the shares of Common Stock held of record by AP Charter Sub or the Warrants held of record by AP Charter, and AP Charter Sub does not have any voting or dispositive power over the Warrants held of record by AP Charter.

AP Charter Sub disclaims beneficial ownership of any shares of the Common Stock held of record, or issuable upon the exercise of Warrants held by, any of Red Bird, Blue Bird, Green Bird, AAA VI, AAA VII or AP Charter, respectively, except to the extent of any pecuniary interest therein, and this report shall not be deemed an admission that any such entity is the beneficial owner of or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.  AP Charter disclaims beneficial ownership of any shares of the Common Stock held of record by AP Charter Sub, and any shares of the Common Stock held of record, or issuable upon the exercise of Warrants held by, any of Red Bird, Blue Bird, Green Bird, AAA VI or AAA VII, except to the extent of any pecuniary interest therein, and this report shall not be deemed an admission that any such entity is the beneficial owner of or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or

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for any other purpose.  Red Bird, Blue Bird, Green Bird, AAA VI and AAA VII each disclaim beneficial ownership of any shares of the Common Stock held of record, or issuable upon the exercise of Warrants held by, one another or by AP Charter Sub orAP Charter, except to the extent of any pecuniary interest therein, and this report shall not be deemed an admission that any such entity is the beneficial owner of or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.

Advisors VI, ACM VI, Advisors VII, ACM VII, Principal I, Principal I GP, Red Bird GP, Blue Bird GP, Green Bird GP, AAA Guarantor VI, AAA Guarantor VII, SVF Management, SVF Management GP, Value Management, Value Management GP, Capital Management, Capital Management GP, SOMA Advisors, SOMA Capital Management, SVF Advisors, SVF Capital Management, Value Advisors, Value Capital Management, Principal II, Principal II GP, AAA MIP, Alternative Assets, Intl Management, International GP, Management Holdings, Management Holdings GP, and Messrs. Leon Black, Joshua Harris and Marc Rowan, each disclaim beneficial ownership of all shares of the Common Stock held of record, or issuable upon the exercise of Warrants held by, AP Charter Sub, Red Bird, Blue Bird, Green Bird, AAA VI, AAA VII or AP Charter, as applicable, in excess of their pecuniary interests, if any, and this report shall not be deemed an admission that any such person or entity is the beneficial owner of or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.

The principal address for AP Charter Sub, AP Charter, Advisors VI, ACM VI, Advisors VII, ACM VII, Principal I, Principal I GP, SOMA Advisors, SOMA Capital Management, SVF Advisors, SVF Capital Management, Value Advisors, Value Capital Management, Principal II, Principal II GP and Alternative Assets is One Manhattanville Road, Suite 201, Purchase, New York 10577.

The principal address for Red Bird, Red Bird GP, Blue Bird, Blue Bird GP, Green Bird, Green Bird GP, AAA VI and AAA VII is Walkers Corporate Services Limited, P.O. Box 908-GT, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.

The principal address for AAA Guarantor VI, AAA Guarantor VII and AAA MIP is Trafalgar Court, Les Banques, GY1 3QL, St. Peter Port, Guernsey, Channel Islands.

The principal address for SVF Management, SVF Management GP, Value Management, Value Management GP, Capital Management, Capital Management GP, Intl Management, International GP, Management Holdings, Management Holdings GP, and Messrs. Black, Harris and Rowan, is 9 W. 57th Street, 43rd Floor, New York, NY 10019.

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This Statement on Form 4 is filed by: (i) AP Charter Holdings (Sub), LLC, (ii) Red Bird, L.P., (iii) Blue Bird, L.P., (iv) Green Bird, L.P., (v) AAA Co-Invest VI BC, Ltd., (vi) AAA Co-Invest VII BC, Ltd., (vii) AP Charter Holdings, L.P., (viii) Apollo Advisors VI, L.P., (ix) Apollo Capital Management VI, LLC, (x) Apollo Advisors VII, L.P., (xi) Apollo Capital Management VII, LLC, (xii) Apollo Principal Holdings I, L.P., (xiii) Apollo Principal Holdings I GP, LLC, (xiv) Red Bird GP, Ltd., (xv) Blue Bird GP, Ltd., (xvi) Green Bird GP, Ltd., (xvii) AAA Guarantor — Co-Invest VI, L.P., (xviii) AAA Guarantor — Co-Invest VII, L.P., (xix) Apollo SVF Management, L.P., (xx) Apollo SVF Management GP, LLC, (xxi) Apollo Value Management, L.P., (xxii) Apollo Value Management GP, LLC, (xxiii) Apollo Capital Management, L.P., (xxiv) Apollo Capital Management GP, LLC, (xxv) Apollo SOMA Advisors, L.P., (xxvi) Apollo SOMA Capital Management, LLC, (xxvii) Apollo SVF Advisors, L.P., (xxviii) Apollo SVF Capital Management, LLC, (xxix) Apollo Value Advisors, L.P., (xxx) Apollo Value Capital Management, LLC, (xxxi) Apollo Principal Holdings II, L.P., (xxxii) Apollo Principal Holdings II GP, LLC, (xxxiii) AAA MIP Limited, (xxxiv) Apollo Alternative Assets, L.P., (xxxv) Apollo International Management, L.P., (xxxvi) Apollo International Management GP, LLC, (xxxvii) Apollo Management Holdings, L.P., and (xxxviii) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  February 14, 2011

Issuer Name and Ticker or Trading Symbol:  Charter Communications, Inc. [CHTR]

AP CHARTER HOLDINGS (SUB), LLC

By:	AP Charter Holdings, L.P.
its sole member and manager

	By:	Apollo Advisors VI, L.P.
its general partner

		By:	Apollo Capital Management VI, LLC,
its general partner

			By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

RED BIRD, L.P.

By:	Red Bird GP, Ltd.
its general partner

	By:	Apollo SVF Management, L.P.
its director

		By:	Apollo SVF Management GP, LLC
its general partner

			By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

BLUE BIRD, L.P.

By:	Blue Bird GP, Ltd.
its general partner

	By:	Apollo SVF Management, L.P.
its director

		By:	Apollo SVF Management GP, LLC
its general partner

			By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

GREEN BIRD, L.P.

By:	Green Bird GP, Ltd.
its general partner

	By:	Apollo Value Management, LP.
its director

		By:	Apollo Value Management GP, LLC
its general partner

			By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

AAA CO-INVEST VI BC, LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Director

AAA CO-INVEST VII BC, LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Director

AP CHARTER HOLDINGS, L.P.

By:	Apollo Advisors VI, L.P.
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VII, L.P.

By:	Apollo Capital Management VII, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT VII, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

RED BIRD GP, LTD.

By:	Apollo SVF Management, L.P.
its director

	By:	Apollo SVF Management GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

BLUE BIRD GP, LTD.

By:	Apollo SVF Management, L.P.
its director

	By:	Apollo SVF Management GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

GREEN BIRD GP, LTD.

By:	Apollo Value Management, L.P.
its director

	By:	Apollo Value Management GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

AAA GUARANTOR — CO-INVEST VI, L.P.

By:	AAA MIP Limited
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

		By:	Apollo International Management, L.P.
its managing general partner

			By:	Apollo International Management GP, LLC
its general partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AAA GUARANTOR — CO-INVEST VII, L.P.

By:	AAA MIP Limited
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

		By:	Apollo International Management, L.P.
its managing general partner

			By:	Apollo International Management GP, LLC
its general partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO VALUE MANAGEMENT, L.P.

By:	Apollo Value Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO VALUE MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SVF ADVISORS, L.P.

By:	Apollo SVF Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SVF CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO VALUE ADVISORS, L.P.

By:	Apollo Value Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO VALUE CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its investment manager

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC,
its general partner

			By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President